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                                The Al Frank Fund









                                   PROSPECTUS
                                 April 30, 2003



                                The Al Frank Fund
                         32392 Coast Highway, Suite 260
                       Laguna Beach, California 92651-6784
                      Shareholder Services: (888) 263-6443
                                 www.alfrank.com








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                The Al Frank Fund

                                   PROSPECTUS

                                 April 30, 2003



The Al Frank Fund is a no-load mutual fund that invests in under-valued and out of favor stocks for growth of capital. Al Frank Asset Management, Inc. is the investment advisor to the Fund.

This Prospectus contains basic information that you should know before you invest. Please read it and keep it for future reference.


Goal and Strategy..............................................................3


Fund Performance...............................................................4


Expense Table..................................................................4


Investment Objective, Principal Strategies and Related Risks...................5


Management of the Fund.........................................................6


Investor Guide.................................................................7


Services Available to Shareholders.............................................9


How to Redeem Your Shares......................................................9


Distributions and Taxes.......................................................11


Distribution Plan.............................................................12


Financial Highlights..........................................................13


PRIVACY NOTICE................................................................14


FOR MORE INFORMATION..........................................................16


                                         Goal and Strategy

What is the         The  investment  objective of the Fund is long-term  capital
Fund's Goal?        appreciation.


How will the Fund   Al Frank Asset  Management,  Inc.  (the  "Advisor")  selects
Try to Reach its    equity  securities  that it  believes  are out of favor  and
Goal?               undervalued.  The Advisor then  purchases the securities and holds them until it believes that the securities have reached a fair value or sells them when it believes a strong market sell signal has been generated.


What are the        The value of your investment in the Fund will go up and down
Principal Risks of  as the stocks in the Fund's  portfolio  change in price. The
Investing in        prices of the stocks the Advisor selects may fall. Also, the
the Fund?           stock market may decline suddenly, and for extended periods, adversely affecting the prices of the stocks held by the Fund.

                    By itself, the Fund is not a complete, balanced investment plan and no fund can guarantee that it will achieve its goal. When you sell your shares, you may lose money.


                                Fund Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund's total return has varied from year to year. The table illustrates the Fund's average return over time compared with certain market indices. This past performance, before and after taxes, is no guarantee of future results.

Calendar Year Total Returns (%)

[BAR CHART OMITTED]
1998   -9.30%
1999   60.42%
2000    6.91%
2001   29.83%
2002  -25.99%

During the period of time displayed in the bar chart, the Fund's best quarter was Q2 1999, up 34.32%, and its worst quarter was Q3 2002, down -27.79%.

Average Annual Total Returns
as of December 31, 2002(1)
                                                               Since
                                                             Inception
The Al Frank Fund                         1 Year    3 Years   (1/2/98)
                                         -------    -------   --------
 Return Before Taxes                     -25.99%      0.90%      8.37%
 Return After Taxes on
  Distributions(2)                       -26.09%      0.37%      8.04%
 Return After Taxes on
  Distributions and Sale
  of Fund Shares(2),(3)                  -15.87%      0.78%      6.94%
Russell 2000 Index(4)                    -20.48%     -7.54%     -1.36%
Wilshire 5000 Index(5)                   -20.86%    -14.37%     -0.87%
S&P/Barra Value Index(6)                 -20.85%     -9.50%     -0.85%

(1) As of November 18, 2002, the Fund eliminated the imposition of the front-end sales charge on purchases and is now offered 100% no-load. Before that date, the maximum sales charge was 5.50%, and if this amount was reflected, the returns would be less than shown.
(2) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(3) The "Return After Taxes on Distributions and Sale of Fund Shares" figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(4) The Russell 2000 Index is a widely regarded small cap index of the 2,000 smallest stocks of the Russell 3000 Index which comprises the 3,000 largest U.S. stocks as determined by total market capitalization. It reflects no deduction for fees, expenses or taxes.
(5) The Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange. As of 12/01, the Index was comprised of over 6,500 companies. It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.
(6) The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 Index with lower price-to-book ratios. The figures above reflect all dividends reinvested but do not reflect any deductions for fees or expenses.

                                  Expense Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are two types of expenses involved: shareholder transaction expenses, such as redemption fees, and annual operating expenses, such as investment advisory fees.

Shareholder Transaction Expenses
(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)(1) ........None
Maximum Sales Load Imposed on
   Reinvested Dividends(1)........................None
Redemption Fee
 (as a percentage of amount redeemed)(2)          2.00%
Deferred Sales Load ..............................None

Annual Operating Expenses
(expenses that are deducted from Fund assets)

Investment Advisory Fee .........................1.00%
Rule 12b-1 Distribution Fee......................0.25%
Other Expenses(3)................................1.00%
                                                 -----
Total Annual Fund Operating Expenses(4)..........2.25%
                                                 =====

(1) The shares of the Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares of the Fund. The Fund's authorized intermediary charges a $15 fee for wire redemptions.
(2) The Redemption Fee applies only to those shares that have been held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(3) Other expenses include custodian, transfer agency and other customary fund expenses, as well as previously waived expenses reimbursed to the Advisor.
(4) The Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses in order to limit the Fund's Total Annual Fund Operating Expenses
(excluding interest and tax expenses) to 2.25%. This contract's term is indefinite and may be terminated only by the Board of Trustees. In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.

Expense Example

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the total annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with, that you reinvest dividends and distributions and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

    One Year        Three Years       Five Years       Ten Years
    --------        -----------       ----------       ---------
      $228              $703             $1,205          $2,585

          Investment Objective, Principal Strategies and Related Risks

What is the Fund's Investment Objective?

The investment objective of the Fund is long-term capital appreciation. If you are looking for current income or short-term market gain, you should not invest in the Fund as it is designed for long-term investing.

How does the Fund Seek to Achieve its Objective?

The Advisor selects equity securities for the Fund's portfolio that it believes are out of favor and undervalued, i.e., those trading for low fundamental valuations relative to what the Advisor thinks their businesses will be worth over the next five years. The Advisor then attempts to purchase the securities and hold them until it believes that the securities have reached a fair value.

There is no assurance that the Fund's objective will be achieved. As prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes.

How does the Advisor Select Equity Securities for the Fund's Portfolio?

The Advisor selects equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants, on the basis of fundamental corporate analysis. It screens a universe of more than 6,000 stocks in order to identify those with low price-to-earnings, price-to-book value, price-to-cash flow and price-to-revenues. The Advisor also uses technical analysis to anticipate periods when the securities markets are either extremely undervalued and oversold, or overvalued and overbought. When the Advisor believes the market is undervalued, it may borrow money to leverage the Fund's portfolio, described below. When it believes the market is overvalued, it may take a temporary defensive position or use options. The Fund's portfolio is expected to be highly diversified, generally with more than 100 separate securities.

The Advisor sells a stock when its analysis indicates that it is fairly valued. A stock is fairly valued if it has achieved, in the Advisor's opinion, an attractive price-to-earnings ratio, price-to-book value or price-to-sales ratio, or some other attractive fundamentally valued measure of the stock.

Temporary Defensive Investment Strategies

For temporary defensive purposes, the Advisor may invest up to 100% of the Fund's total assets in high-quality, short-term debt securities and money-market instruments. These short-term debt securities and money-market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds' advisory fees and operational expenses.

Other Strategies

The Advisor is authorized to use leverage (borrowing money) and to sell securities short, but these strategies have not been used by the Advisor in the past and the Advisor has no present intention to start using these strategies. Additional risks are associated with borrowing money and selling stocks short. More information about the associated risks, the mechanics of their employment and the restrictions placed on their use can be found in the Statement of Additional Information. Shareholders will be notified prior to any change in the Advisor's current policies regarding these strategies.

What are the Principal Risks of Investing in the Fund?

The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "Goal and Strategy." These risks are discussed in more detail below.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Small and Medium Companies Risk. Investing in securities of small and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

                             Management of the Fund

The Advisor

The Fund's Advisor, Al Frank Asset Management, Inc., 32392 Coast Highway, Suite 260, Laguna Beach, California 92651- 6784, has provided asset management services to individuals and institutional investors since 1977. The Advisor is also the Editor of The Prudent Speculator; a nationally known investment newsletter that has been in circulation for over 25 years. The Advisor is wholly owned by AF Holdings, Inc., which is a privately owned Minnesota corporation.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended December 31, 2002 the Advisor received advisory fees of 1.00% of the Fund's average daily net assets.

The Fund's Chief Portfolio Manager is John Buckingham. As the Fund's Chief Portfolio Manager, Mr. Buckingham is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Buckingham, who joined the Advisor in 1987, is also Director of Research and Editor of The Prudent Speculator.

Jessica Chiaverini assists the Chief Portfolio Manager in the day-to-day management of the Fund's portfolio. Prior to joining the Advisor in June of 2000, Ms. Chiaverini was Manager of Client Services for Iverson Financial Systems, Inc., a financial information provider, for two years. Prior to that, she worked as an analyst and assistant portfolio manager for six years at Brundage, Store & Rose, LLC, an investment counseling firm.

Fund Expenses

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 2.25% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (After startup, the Fund is permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                                 Investor Guide

Pricing the Fund's Shares

The price of the Fund's shares is based on its net asset value. This is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The net asset value is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

When is Money Invested in the Fund?

Any money received for investment in the Fund from an investor is invested as of the next calculation of the Fund's net asset value that is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from brokers are invested at the net asset value next calculated after the order is received. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

Opening an Account

You may open a Fund account with $1,000 and add to your account at any time with $100 or more. You may open a retirement plan account with $1,000 and add to your account at any time with $100 or more. The minimum investment requirements may be waived from time to time by the Fund.

How to Purchase Shares Through an Authorized Broker or Investment Dealer

You may buy and sell Fund shares through certain brokers (and their authorized agents) that have made arrangements with the Fund. An order placed with such a broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your shares will be held in a pooled account in the Broker's name, and the broker will maintain your individual ownership information. The Fund may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus. Investment advisors or financial planners may charge a management, consulting or other fee for their services.

How to Get Your Money to the Fund

Contact your broker.

Investing directly by mail or by overnight delivery. If you do not have a broker or your broker is not familiar with the Fund, you may invest directly by mail. Simply complete the Account Application and mail it with a check (made payable to The Al Frank Fund) to the Fund's Transfer Agent, U.S. Bancorp Fund Services, LLC, at the address below. In certain cases, you may be assigned a broker to service your account.

     By Regular Mail:
     The Al Frank Fund
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     By Overnight Delivery:
     The Al Frank Fund
     c/o U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     Milwaukee, WI  53202

Investing by wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account is established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

    U.S. Bank, National Association
    425 Walnut Street
    Cincinnati, OH, 45202
    ABA #042000013
    Credit: U.S. Bancorp Fund Services, LLC
    A/C #112-952-137
    FFC:  The Al Frank Fund
    Shareholder Registration
    Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at (888) 263-6443. Your bank may charge you a fee for sending a wire to the Fund.

Subsequent Investments

You may purchase additional shares of the Fund through your broker. You can also send a check, with the stub from an account statement, to the Fund at the address noted above under "How to get your money to the Fund." Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 263-6443. You may also make additional purchases through an investment broker or dealer, as described above.

Other Information

The Fund assesses a 2.00% fee on the redemption of Fund shares under certain circumstances. This fee applies only to those shares held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

The Fund's Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third-party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and its Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors or their brokers provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Account Application for more information about backup withholding. Shares of the Fund have not been registered for sale outside of the United States.

The Fund does not issue share certificates. All shares are held in non-certificated form on the books of the Fund, for the account of the shareholder. The Fund, under certain circumstances, may accept investments of securities appropriate for the Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Fund.

                       Services Available to Shareholders

Retirement Plans

The Fund offers Individual Retirement Account ("IRA") plans. You may obtain information about opening an IRA account by calling (866) 263-6443. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

Automatic Investing by Check

You or your broker can arrange to make regular monthly investments in the Fund using the Automatic Investment Plan. A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the public offering price. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying their broker or the Transfer Agent in writing, sufficiently in advance of the next withdrawal.

                            How to Redeem Your Shares

You or your broker have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading.

Redemptions Through Brokers

If you own your shares through a broker, you will have to contact your broker to redeem your shares. The net asset value for a repurchase is that next calculated after receipt of the order from the broker. The broker is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Fund may cancel the order if these documents are not received promptly. Your broker may charge you a fee for handling your redemption transaction.

Redemptions for Direct Accounts

If you own your shares directly in your name through the Fund's transfer agent, you may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed.

The letter should be signed by all of the shareholders whose names appear on the account registration and sent to:

     By Regular Mail:
     The Al Frank Fund
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     By Overnight Delivery:
     The Al Frank Fund
     c/o U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     Milwaukee, WI  53202

Signature Guarantee. If you are redeeming directly (i.e., not through a broker), and the value of the shares you wish to redeem exceeds $100,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Redemptions by telephone. If you have completed the Redemption by Telephone portion of the Account Application and your Fund shares are held directly in your name, you may redeem shares directly on any business day the NYSE is open by calling the Fund's Transfer Agent at (888) 263-6443 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for retirement plan accounts.

By using telephone redemption privileges, you authorize the Fund and its Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Account Application. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee.

What Price is Used for Redemption?

The redemption price is the net asset value of the Fund's shares next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

When are Redemption Payments Made?

If you own your shares through a broker, the broker will credit your account promptly in accordance with the broker's procedures. If you own your shares directly (in your own name), payments for telephone redemptions are sent on the day after the telephone call is received; payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission. In addition, for shares purchased directly, if shares were purchased by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Systematic Withdrawal Program

The Fund offers a Systematic Withdrawal Program whereby shareholders or their brokers may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Other Information about Redemptions

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, if you hold your shares in your name directly with the Fund and due to redemptions you have made, the total value of your account is reduced to less than $500, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund. If the Fund determines to make such a redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

In addition, short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all of the Fund's shareholders. For this reason, the Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 60 days. This fee is paid to the Fund to help offset transaction costs and administrative expenses.

                             Distributions and Taxes

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gain distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Taxes

Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gain dividends are taxable as long-term capital gains regardless of the length of time you have owned your Fund shares. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. If you redeem shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to that tax year. You will be informed annually of the amount and nature of the Fund's distributions. You should consult your own tax advisors concerning federal, state and local taxation of distributions from the Fund.

                                Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The maximum amount of the fee authorized is 0.25% of the Fund's average daily net assets annually. In general, these fees are passed on to brokers to compensate them for their ongoing servicing of Fund shareholders. Because these distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.


                              Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance during the periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by PricewaterhouseCoopers LLP for the years ended December 31, 2002, December 31, 2001, December 31, 2000 and December 31, 1999, and by other independent accountants for the period from January 2 through December 31, 1998. PricewaterhouseCoopers LLP's report and the Fund's financial statements are included in the Fund's current annual report, which is available upon request.


For a share outstanding throughout each period
------------------------------------------ ------------ ------------ ------------ ------------ --------------
                                                                                                 January 2,
                                               Year        Year          Year        Year           1998*
                                              Ended        Ended        Ended        Ended         through
                                           December 31, December 31, December 31, December 31,  December 31,
                                               2002        2001          2000         1999           1998
------------------------------------------ ------------ ------------ ------------ ------------ --------------

Net asset value, beginning of period          $18.77       $14.58      $14.55      $ 9.07          $10.00
                                              ------       ------      ------       ------         ------

Income from investment operations:
     Net investment loss                       (0.23)       (0.13)      (0.08)      (0.21)          (0.08)
     Net realized and unrealized gain
         (loss)/gain on investments            (4.63)        4.47        1.18        5.69           (0.85)
                                               ------        ----        ----        ----           ------

Total from investment operations               (4.86)        4.34        1.10        5.48           (0.93)
                                               ------        ----        ----        ----           ------

Less distributions:
     From net realized gain on investments     (0.09)       (0.15)      (1.07)         -               -
     Redemption fees retained                  (0.02)         -           -            -               -
                                               ------       ------      ------       ------         ------
Net asset value, end of period                $13.80       $18.77      $14.58        $14.55        $ 9.07
                                              ======       ======      ======        ======         ======

Total return                                  (25.99%)      29.83%       6.91%      60.42%          (9.30%)f

Ratios/supplemental data:
     Net assets, end of period (thousands)   $48,472      $47,243      $19,826      $7,663          $7,042

Ratio of expenses to average net assets:
     Before expense reimbursement               2.25%        2.25%       2.25%       3.60%           3.74%**
     After expense reimbursement                2.25%        2.25%       2.25%       2.20%           2.25%**

Ratio of net investment loss to average
     net assets:
     After expense reimbursement               (1.34%)      (1.15%)     (0.79%)     (1.32%)         (1.28%)**

Portfolio turnover rate                        28.14%       18.11%      30.17%      19.00%           5.82%f

* Commencement of operations.
** Annualized.
f Not annualized


                                 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

     o    Information we receive about you on applications or other forms;
     o    Information you give us orally; and
     o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.


                                     Advisor

                         Al Frank Asset Management, Inc.
                         32392 Coast Highway, Suite 260
                       Laguna Beach, California 92651-6784
                                 www.alfrank.com


                                   Distributor

                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202


                                    Custodian

                         U.S. Bank, National Association
                         425 Walnut Street, Sixth Floor
                             Cincinnati, Ohio 45202


                      Transfer Agent and Fund Administrator

                                U.S. Bancorp Fund
                             Services, LLC 615 East
                                 Michigan Street
                           Milwaukee, Wisconsin 53202


                             Independent Accountants

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036


                                  Legal Counsel

                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441





                                The Al Frank Fund
                        a series of Advisors Series Trust


                              FOR MORE INFORMATION

The Statement of Additional Information (SAI) includes additional information about the Fund and is incorporated by reference into this Prospectus.

The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                       888-263-6443 (Shareholder Services)

                                The Al Frank Fund
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202


The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about its operations.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of the proper duplicating fees, by writing to the SEC's Public Reference Room, Washington, DC 20549-0102 or by email at www.publicinfo@sec.gov.







               (The Trust's SEC Investment Company Act file number is 811-07959)